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                                                                   EXHIBIT 10.20


                               FIRST AMENDMENT TO
                    CONSULTING AND NONCOMPETITION AGREEMENT


     THIS FIRST AMENDMENT TO CONSULTING AND NONCOMPETITION AGREEMENT (the "Amendment") is entered into as of July 1, 1998 between Analytical Surveys, Inc., a Colorado corporation ("ASI"), and Sol C. Miller (the "Consultant").

                                    RECITALS

     A. ASI and the Consultant are parties to the Consulting and Noncompetition Agreement dated as of July 2, 1997 (the "Agreement").

     B.     The Agreement will expire on its terms on July 2, 1998.

     C. ASI and the Consultant desire to extend the terms of the Agreement and to make certain other amendments to the Agreement, as set forth below.

                                   AGREEMENT

     The parties agree as follows:

            1. Section II.2(i) of the Agreement is amended and restated, as of July 1, 1998, as follows:

                   "(i)   The Consultant will receive an annual consulting fee
of $100,000, payable monthly on or about the 15th day of each month, in addition to normal Director Fees; and"

            2. Section II.5(a) of the Agreement is amended and restated, as of July 1, 1998, as follows:

                   "(a)   The Consultant's consulting agreement under this
Agreement will begin on the date of this Agreement and continue until July 2, 1999."

            3. The references to "July 2, 1998" in Section II.5(b) and (c) are changed to "July 2, 1999."

            4. The reference to "Kansas City, Missouri" in Section IV.3 is changed to "Indianapolis, Indiana."

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            5.     The address of Buyer in Section IV.14 is changed to:

                   Analytical Surveys, Inc.
                   941 North Meridian Street
                   Indianapolis, IN 46204

            6. In all other respects, the provisions of the Agreement remain in full force and effect.

     The parties to this Amendment have executed this Amendment as of the date first above written.

                                        ANALYTICAL SURVEYS, INC.



                                        By:    /s/ Sidney V. Corder
                                               ---------------------------------
                                               Sidney V. Corder
                                               Chief Executive Officer/President


                                               /s/ Sol C. Miller
                                               ---------------------------------
                                               Sol C. Miller


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